GUARANTEE AGREEMENT dated as of June 14,
                    1993, as amended and restated as of August 3, 1994, among each subsidiary party hereto (individually, a Guarantor and collectively, the
                     Guarantors ) of Eckerd Corporation, a Delaware
                    corporation (the Borrower ), and CHEMICAL BANK, a
                    New York banking corporation ( Chemical Bank ), as
                    collateral agent (the Collateral Agent ) for the Secured Parties (as defined in the Credit Agreement referred to below).

               Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the Credit Agreement ), among the Borrower, the financial institutions party thereto, as lenders (the Lenders ), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ( NationsBank ), as managing agents and as swingline lenders
          (in such latter capacity, each a Swingline Lender ), and Chemical Bank, as administrative agent (in such capacity, the Administrative Agent ) for the Lenders, the Swingline Lenders and the Fronting Banks.

               The Lenders and the Swingline Lenders have agreed to make Loans and Swingline Loans, respectively, to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit and to originate Bankers' Acceptances for the account of the Borrower, pursuant to, and upon the terms
          and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans, of the Swingline Lenders to make Swingline Loans and of the Fronting Banks to issue Letters of Credit and to originate Bankers' Acceptances are conditioned on, among other things,
          the execution and delivery by the Guarantors of a guarantee agreement in the form hereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

               Accordingly, the parties hereto agree as follows:

               SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally,
          as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and the
Swingline
          Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any
Letter
          of Credit and any Bankers' Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency
          of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which it is or is to be a party, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender, all obligations of the Borrower, monetary or otherwise, under each Rate Protection Agreement entered into with any Lender, whether pursuant to Section 6.11 of the Credit Agreement or otherwise (all the obligations referred to in this clause (c) and in the preceding clauses (a) and (b) being collectively called the Obligations ). Each
Guarantor
          further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.
               SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement, any Loan Document or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the
          terms or provisions of this Agreement, any other Loan Document, any guarantee or any other agreement, including with respect to any other Guarantor under this Agreement;
          (c) the release of any security held by the Collateral
Agent
          or any other Secured Party for the Obligations or any of them; or (d) the failure of the Collateral Agent or any other Secured Party to exercise any right or remedy against any other Guarantor or guarantor of the Obligations.

                  SECTION 3. Security. Each of the Guarantors authorizes
          the Collateral Agent and each of the other Secured Parties, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Guarantor is a party, to (a) take and hold security for the payment of
          this guarantee or the Obligations and exchange, enforce, waive and release any such security, (b) apply such security
          and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

               SECTION 4. Guarantee of Payment. Each Guarantor further
          agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

               SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing,
          the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert
          any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any other guarantee or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

               SECTION 6. Defenses of Borrower Waived. To the extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause
          of the liability of the Borrower, other than final and indefeasible payment in full in cash of the Obligations.
The
          Collateral Agent and the other Secured Parties may, at their election, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such
          Guarantor is a party, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Borrower or any other Guarantor, or any security, without affecting or impairing in any way the liability of such Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid. Each of the Guarantors waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as the case may
          be, or any security.

               SECTION 7. Continued Effectiveness. Each Guarantor further agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be
          restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Guarantor or otherwise.

               SECTION 8. Subrogation. In furtherance of the foregoing
          and not in limitation of any other right that the Collateral
          Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Collateral Agent, forthwith pay, or cause to be paid,
          to the Collateral Agent or such other Secured Party as is designated thereby in cash the amount of such unpaid Obligations, and thereupon the Collateral Agent or the other
          Secured Party that shall have received any part of such payment shall, assign (except to the extent that such assignment would render such Guarantor a creditor of the Borrower within the meaning of Section 547 of Title 11 of the United States Code as now in effect or hereafter amended
          or any comparable provision of any successor statute) the amount of the Obligations owed to it and paid by such Guarantor pursuant to this guarantee to such Guarantor, such
          assignment to be pro tanto to the extent to which the Obligations in question were discharged by such Guarantor, or make such other disposition thereof as such Guarantor shall direct (all without recourse to the Collateral Agent or such other Secured Party, and without any representation or warranty by the Collateral Agent or such other Secured Party); provided, however, that until the indefeasible payment in full of all the Obligations to the Collateral Agent and the other Secured Party, none of the Guarantors shall have any right by way of subrogation or otherwise as
a
          result of the payment of any sums hereunder. If (a) any Guarantor shall make payment to the Collateral Agent or any Secured Party of all or any part of the Obligations, (b)
all
          the Obligations and all other amounts payable under this Agreement shall be indefeasibly paid in full and (c) the Commitments and the LC/BA Commitment shall have expired or terminated, the Collateral Agent will, at such Guarantor's request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

               SECTION 9. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent and the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

               SECTION 10. Subordination. Upon payment by any Guarantor of any sums to the Collateral Agent or any other Secured Party, as provided above, all rights of such Guarantor against the Borrower, arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations to the Collateral Agent and the other Secured Parties; provided, however, that to the extent any right of subrogation that such Guarantor may have pursuant to the Credit Agreement or otherwise would render such Guarantor
a
           creditor  of the Borrower within the meaning of Section
547
          of Title 11 of the United States Code as now in effect or hereafter amended, or any comparable provision of any successor statute, such Guarantor hereby irrevocably waives such right of subrogation.

               SECTION 11. Representations and Warranties. Each of the
          Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

                  SECTION 12. Termination or Release. (a) The guarantees
          made hereunder shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders and the Swingline Lenders have no further commitment to lend under the Credit Agreement, the LC/BA Exposure has been reduced to
          zero and the Fronting Banks have no further obligation to issue Letters of Credit or to originate Bankers'
Acceptances
          under the Credit Agreement.

               (b) Upon the sale of all or substantially all of the assets or all of the capital stock of any Guarantor in a manner that is permitted by the Credit Agreement, the guarantees of such Guarantor made hereunder shall automatically terminate.

               SECTION 13. Binding Agreement; Assignments. Whenever in
          this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors
and
          assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors
          and assigns. This Agreement shall become effective as to any
          Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights hereunder or any interest herein or in the
          Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement
or
          the other Loan Documents.

               SECTION 14. Waivers; Amendment. (a) No failure or delay
          of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such
a
          right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of
          the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then
          such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may
          be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders.

               SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE
          GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 16. Notices. All communications and notices hereunder shall be in writing and given as provided in
          Section 10.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it
          at its address set forth on Schedule I hereto with a copy to the Borrower.

               SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the making by the Swingline Lenders of the Swingline Loans and the issuance of the Letters of Credit and the origination of the
          Bankers' Acceptances by the Fronting Bank, and the execution and delivery to the Lenders and the Swingline Lenders of the
          Notes evidencing such loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any other fee or amount payable under any this Agreement or any other Loan Document is outstanding and unpaid or the LC/BA Exposure does not equal zero and as long as the Commitments and the LC/BA Commitment have not been terminated.

               (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective as provided in Section 13.

               SECTION 19. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit
          Agreement shall be applicable to this Agreement.

               SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the
          nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition
or
          enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced
          in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

               (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally
          and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action
or
          proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives,
          to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents
          to service of process in the manner provided for notices in
          Section 16. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other
          manner permitted by law.

               SECTION 21. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable
          law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto
          (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation,
          seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual
          waivers and certifications in this Section.

               SECTION 22. Additional Guarantors. Pursuant to
          Section 6.10(b) of the Credit Agreement, each Subsidiary that was not in existence or not a Subsidiary on the date hereof or that was previously an Inactive Subsidiary is required to enter into this Agreement as a Guarantor upon or, in the case of an Inactive Subsidiary, prior to becoming
          a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and a subsidiary of an instrument in the form of Annex 1, such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. Pursuant to paragraph (q) of Article VIII of the Credit Agreement, an Event of Default will occur if any Person (referred to herein as a Parent Guarantor ) becomes the owner or holder of record of all the common equity securities of the Borrower and, prior to or simultaneously with obtaining such
          shares, fails, among other things, to enter into this Agreement (or a similar agreement) as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and a Parent Guarantor of an instrument in the form of Annex 2, such Parent Guarantor shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as
          a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party
          to this Agreement.

               SECTION 23. Right of Setoff. If an Event of Default shall have occurred and be continuing and the
Administrative
          Agent shall have declared, or the Required Lenders shall have requested the Administrative Agent to declare, the Loans and the Swingline Loans immediately due and payable pursuant to Article VIII of the Credit Agreement, each Lender (including the Fronting Banks in their capacity as such) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off
and
          apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under the Credit Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Credit Agreement or any such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such
Lender
          may have.
               SECTION 24. Impairment of Subrogation Rights. Upon the occurrence and during the continuance of an Event of
Default
          the Collateral Agent may elect to nonjudicially or judicially foreclose against any real or personal property security it holds for the Obligations or any part thereof, or accept an assignment of any such security in lieu of foreclosure or compromise or adjust any part of the Obligations, or make any other accommodation with the Borrower or any Guarantor, or exercise any other remedy against the Borrower or any Guarantor or any security, in accordance with and subject to the provisions of the Security Documents. No such action by the Collateral Agent will release or limit the liability of any Guarantor to the Collateral Agent, even if the effect of that action is to deprive a Guarantor of the right to collect reimbursement from the Borrower for any sums paid to the Collateral
Agent.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           CLORWOOD DISTRIBUTORS,
INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           ECKERD CONSUMER PRODUCTS,
INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           ECKERD FLEET, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           ECKERD HOLDINGS II, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           ECKERD'S WESTBANK, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President
                                           ECKERD TOBACCO COMPANY,
INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           E.I.T., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           INSTA-CARE HOLDINGS, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           INSTA-CARE PHARMACY
SERVICES
                                             CORPORATION,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           P.C.V., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           PHARMACY DYNAMICS GROUP,
INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:  Martin W.
Gladysz
                                              Title: Vice President

                                           CHEMICAL BANK, as
                                           Collateral Agent,

                                            by
                                              /s/ Meredith Vanden
Handel

                                              Name:  Meredith Vanden
Handel
                                              Title: Vice President


                                               Annex 1 to
                                               the Guarantee
Agreement

                                   SUPPLEMENT NO.    dated as of

                              , to the Guarantee Agreement dated as
of
                              June 14, 1993, as amended and restated
                              as of August 3, 1994 (the "Guarantee
                              Agreement"), among each subsidiary
party
                              thereto of Eckerd Corporation, a
                              Delaware corporation (the "Borrower"),
                              and CHEMICAL BANK, a New York banking
                              corporation ("Chemical Bank"), as
                              collateral agent (the "Collateral
                              Agent") for the Secured Parties (as
                              defined in the Credit Agreement
referred
                              to below).

               A. Reference is made to the Credit Agreement dated as
          of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ("NationsBank"), as managing agents and as swingline lenders
          (in such latter capacity, each a "Swingline Lender"), and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline Lenders and the Fronting Banks.

               B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

               C. Certain Subsidiaries of the Borrower have entered into the Guarantee Agreement in order to induce the Lenders to make Loans, the Swingline Lenders to make Swingline
Loans
          and the Fronting Banks to issue Letters of Credit and originate Bankers' Acceptances. Pursuant to Section
6.10(b)
          of the Credit Agreement, each Subsidiary of the Borrower that was not in existence or not a Subsidiary of the Borrower on the date thereof or that was previously an Inactive Subsidiary is required to enter into the Guarantee Agreement as a Guarantor upon or, in the case of an
Inactive
          Subsidiary, prior to becoming a Subsidiary. Section 22 of the Guarantee Agreement provides that additional subsidiaries of the Borrower may become Guarantors under the
          Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Guarantor") is a subsidiary of the Borrower and is
          executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the
Lenders
          to make additional Loans, the Swingline Lenders to make additional Swingline Loans and the Fronting Banks to issue additional Letters of Credit and originate additional Bankers' Acceptances and as consideration for Loans and Swingline Loans previously made, Letters of Credit previously issued and Bankers' Acceptances previously originated.

               Accordingly, the Collateral Agent and the New
Guarantor
          agree as follows:

               SECTION 1. In accordance with Section 22 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with
          the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true
and
          correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

               SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become
          effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

                  SECTION 4.     Except as expressly supplemented
hereby,
          the Guarantee Agreement shall remain in full force and effect.

               SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision
          for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 7.     All communications and notices
hereunder
          shall be in writing and given as provided in Section 16 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, which supplements Schedule I to the Guarantee Agreement, with a copy to the Borrower.

               SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


               IN WITNESS WHEREOF, the New Guarantor and the
          Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                   [NAME OF NEW GUARANTOR],

                                   by


                                       Name:
                                       Title:
                                       Address:






                                   CHEMICAL BANK, as Collateral
Agent,

                                   by


                                       Name:
                                       Title:


                                               Annex 2 to
                                               the Guarantee
Agreement

                                   SUPPLEMENT NO.    dated as of   ,
                              to the Guarantee Agreement dated as of
                              June 14, 1993, as amended and restated
                              as of August 3, 1994 (the "Guarantee
                              Agreement"), among each subsidiary
party
                              thereto of Eckerd Corporation, a
                              Delaware corporation (the "Borrower"),
                              and CHEMICAL BANK, a New York banking
                              corporation ("Chemical Bank"), as
                              collateral agent (the "Collateral
                              Agent") for the Secured Parties (as
                              defined in the Credit Agreement
referred
                              to below).

               A. Reference is made to the Credit Agreement dated as
          of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ("NationsBank"), as managing agents and as swingline lenders
          (in such latter capacity, each a "Swingline Lender"), and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline Lenders and the Fronting Banks.

               B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

               C. Certain Subsidiaries of the Borrower have entered into the Guarantee Agreement in order to induce the Lenders to make Loans, the Swingline Lenders to make Swingline
Loans
          and the Fronting Banks to issue Letters of Credit and originate Bankers' Acceptances. Pursuant to paragraph (q) of Article VIII of the Credit Agreement, an Event of
Default
          will occur if any Person (referred to herein as a "Parent Guarantor") becomes the owner or holder of record of all the
          common equity securities of the Borrower and, prior to or simultaneously with obtaining such shares, fails, among other things, to enter into the Guarantee Agreement (or a similar agreement) as a Guarantor. Section 22 of the Guarantee Agreement provides that any Parent Guarantor may become a Guarantor under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Guarantor") is a Parent Guarantor of the Borrower and is executing this Supplement in accordance with the provisions of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans, the Swingline Lenders to make additional Swingline Loans and the Fronting Banks to issue additional Letters of Credit and originate additional Bankers' Acceptances and as consideration for Loans and Swingline Loans previously made,
          Letters of Credit previously issued and Bankers'
Acceptances
          previously originated.

               Accordingly, the Collateral Agent and the New
Guarantor
          agree as follows:

               SECTION 1. In accordance with Section 22 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with
          the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true
and
          correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

               SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become
          effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

               SECTION 4.     Except as expressly supplemented
hereby,
          the Guarantee Agreement shall remain in full force and effect.

                  SECTION 5.     THIS SUPPLEMENT SHALL BE GOVERNED
BY,
          AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
          NEW YORK.

               SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision
          for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 7.     All communications and notices
hereunder
          shall be in writing and given as provided in Section 16 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, which supplements Schedule I to the Guarantee Agreement, with a copy to the Borrower.

               SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


               IN WITNESS WHEREOF, the New Guarantor and the
          Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                   [NAME OF NEW GUARANTOR],

                                   by


                                       Name:
                                       Title:
                                       Address:






                                   CHEMICAL BANK, as Collateral
Agent,

                                   by


                                       Name:
                                       Title: